UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported): October 24, 2014

           Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, beginning in the first quarter of 2014, Journal Communications, Inc. (the “Company”) made an organization change to its leadership team in the Broadcasting segment reflecting focus on its two primary businesses:  television and radio.

The Company is filing this Current Report on Form 8-K to reclassify historical segment information for the television and radio segments to correspond with its current segment structure.

Exhibit 99 to this Current Report on Form 8-K provides reclassified segment discussions within the following items of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013 (the “2013 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2014:

•	Part I, “Item 1. Business”

•	Part I, “Item 2. Properties”

•	Part II, “Item 6. Selected Financial Data”

•	Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”

•	Part II, “Item 8. Financial Statements and Supplementary Data”

The changes in reportable segment structure discussed above, which are reflected in the information included in Exhibit 99 to this Current Report on Form 8-K, affect only the manner in which the results for television and radio were previously reported.  This Current Report on Form 8-K does not reclassify or restate the Company’s previously reported consolidated financial statements for any period, and all other information in the 2013 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2013 Form 10-K with the SEC except for the addition of Note 18, Subsequent Events (unaudited).  Beginning in 2014, the Company’s financial statements reflect the realignment of its reportable segments with prior periods adjusted accordingly.  The information in this Current Report on Form 8-K, including Exhibit 99, should be read in conjunction with the 2013 Form 10-K and in conjunction with the other information that the Company has filed with the SEC since the Company originally filed the 2013 Form 10-K, which information updates and supercedes the information contained in Exhibit 99.

Forward-Looking Statements

We make certain statements in this Report (including the information that we incorporate by reference herein) that are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in that Act, and we are including this statement for purposes of those safe harbor provisions.  These forward-looking statements generally include all statements other than statements of historical fact, including statements regarding our future financial position, business strategy, budgets, projected revenues and expenses, expected regulatory actions and plans and objectives of management for future operations.  We often use words such as "may," "will," "intend," "anticipate," "believe," or "should" and similar expressions in this Quarterly Report on Form 10-Q to identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control.  These risks, uncertainties and other factors could cause actual results to differ materially from those expressed or implied by those forward-looking statements.  Among such risks, uncertainties and other factors that may impact us are the following as well as those contained in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 29, 2013, as may be amended or supplemented in Part II, Item 1A of our subsequently filed Quarterly Reports on Form 10-Q:

•	the possibility that the proposed spin and merger transactions with The E.W. Scripps Company (“Scripps”) do not close (including, but not limited to, due to the failure to satisfy the closing conditions), disruption from the proposed transactions making it more difficult to maintain our business and operational relationships, and the risk that unexpected costs will be incurred during this process;
•	changes in network affiliation agreements, including increased costs;
•	the availability of quality broadcast programming at competitive prices;
•	quality and rating of network over-the-air broadcast programs, including programs changing networks and changing competitive dynamics regarding how and when network programs are made available to our viewers;
•	changes in video programming distribution channels, including new Internet and mobile programming competitors;
•	effects of the rapidly changing nature of the publishing, broadcasting and printing industries, including general business issues, competitive issues and the introduction of new technologies;
•	changes in federal or state laws and regulations or their interpretations (including changes in regulations governing the number and types of broadcast and cable system properties, newspapers and licenses that a person may control in a given market or in total or the changes in spectrum allocation policies);
•	effects of the loss of commercial inventory resulting from uninterrupted television news coverage and potential advertising cancellations due to war, terrorist acts, or other significant events;
•	changes in advertising demand or the buying strategies of advertisers or the migration of advertising to digital platforms;
•	changes in newsprint prices and other costs of materials;
•	changes in legislation or customs relating to the collection, management and aggregation and use of customer information through telemarketing and electronic communication efforts;
•	an other than temporary decline in operating results and enterprise value that could lead to further non-cash impairment charges due to the impairment of goodwill, broadcast licenses, other intangible assets and property, plant and equipment;
•	the impact of changing economic and financial market conditions and interest rates on our liquidity, on the value of our pension plan assets and on the availability of capital;
•	our pension plan assets and on the availability of capital;
•	our ability to remain in compliance with the terms of our credit agreement;
•	changes in interest rates or statutory tax rates;
•	the outcome of pending or future litigation;
•	energy costs;
•	the availability and effect of investments, dispositions and other capital expenditures on our results of operations, financial conditions or stock price; and
•	changes in general economic conditions.

We caution you not to place undue reliance on these forward-looking statements, which we have made as of the date of this Report and which we undertake no duty to update.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(23)	Consent of Independent Registered Public Accounting Firm.

(99)	The following portions of the 2013 Form 10-K:

Part I,	“Item 1. Business”

Part I,	“Item 2. Properties”

Part II,	“Item 6. Selected Financial Data”

Part II,	“Item 7. Management’s Discussion of Analysis of Financial Condition and Results of Operations,”

Part II,	“Item 8. Financial Statements and Supplementary Data”

(101)	The following materials from the 2013 Form 10-K, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 29, 2013 and December 30, 2012, (ii) Consolidated Statements of Operations for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, (iii) Consolidated Statements of Comprehensive Income for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, (iv) Consolidated Statements of Equity for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, (v) Consolidated Statements of Cash Flows for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, and (vi) Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: October 24, 2014	By:	/s/ Jason R. Graham
Jason R. Graham
Senior Vice President of Finance and Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated October 24, 2014

Exhibit No.

(23)	Consent of Independent Registered Public Accounting Firm.

(99)	The following portions of the 2013 Form 10-K: Part I, “Item 1. Business”. Part I, “Item 2. Properties”. Part II, “Item 6. Selected Financial Data”. Part II, “Item 7. Management’s Discussion of Analysis of Financial Condition and Results of Operations”. Part II, “Item 8. Financial Statements and Supplementary Data”.

(101)	The following materials from the 2013 Form 10-K, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 29, 2013 and December 30, 2012, (ii) Consolidated Statements of Operations for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, (iii) Consolidated Statements of Comprehensive Income for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, (iv) Consolidated Statements of Equity for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, (v) Consolidated Statements of Cash Flows for the years ended December 29, 2013, December 30, 2012 and December 25, 2011, and (vi) Notes to the Consolidated Financial Statements.